                                                                   Exhibit 10.67


                 SECOND AMENDMENT TO SECOND AMENDED AND RESTATED
                           LOAN AND SECURITY AGREEMENT
                      AND AMENDMENT TO OTHER LOAN DOCUMENTS

     THIS SECOND AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT AND AMENDMENT TO OTHER LOAN DOCUMENTS (hereinafter, this "Agreement") is entered into as of the 31st day of July, 2002, to be effective as of the date hereof (the "Effective Date"), by and among IDS ENGINEERING, INC., a Texas corporation ("IDS Engineering"), THERMAIRE, INC., a Texas corporation ("Thermaire"), CONSTANT POWER MANUFACTURING, INC., a Texas corporation ("Constant Power"), INDUSTRIAL DATA SYSTEMS, INC., a Texas corporation ("Data"), IDS ENGINEERING MANAGEMENT, LC, a Texas limited liability company ("Management"), PETROCON ENGINEERING, INC., a Texas corporation ("Petrocon"), TRIANGLE ENGINEERS AND CONSTRUCTORS, INC., a Texas corporation ("Triangle"), PETROCON SYSTEMS, INC., a Texas corporation ("Petrocon Systems"), PETROCON ENGINEERING OF LOUISIANA, INC., a Louisiana corporation ("Petrocon Louisiana"), R.P.M. ENGINEERING, INC., a Louisiana corporation ("RPM"), PETROCON CONSTRUCTION RESOURCES, INC., a Texas corporation ("Petrocon Construction"), PETROCON TECHNOLOGIES, INC., a Texas corporation ("Petrocon Technologies"), ALLIANCE ENGINEERING ASSOCIATES, INC., a Texas corporation ("Alliance") (individually, a "Borrower" and collectively, "Borrowers"), FLEET CAPITAL CORPORATION, a Rhode Island corporation ("Fleet"), as Agent (Fleet, in such capacity, the "Agent"), and the financial institution(s) listed on the signature pages hereof and their respective successors and assigns (each individually a "Lender" and collectively "Lenders").

                                    RECITALS

     A. Borrowers, Agent and Lender have entered into that certain Second Amended and Restated Loan and Security Agreement, dated as of December 21, 2001, as amended by that certain First Amendment to Second Amended and Restated Loan and Security Agreement entered into as of March 26, 2002, by Borrowers, Agent and Lender (as amended, the "Loan Agreement").

     B. Borrowers, Lender and Agent desire to amend the Loan Agreement as hereinafter set forth.

     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

                                    ARTICLE I
                                   Definitions

     1.01 Capitalized terms used in this Agreement, to the extent not otherwise defined herein, shall have the same meaning as in the Loan Agreement, as amended hereby.

1

                                   ARTICLE II
                                   Amendments

     2.01 Amendment to Section 2.1.1 of the Loan Agreement. Effective as of the Effective Date, Section 2.1.1 of the Loan Agreement is hereby amended by deleting therefrom the phrase "two and three-quarters percent (2.75%)" and substituting therefor the phrase "two and one-half percent (2.50%)".

     2.02 Additions of New Section 2.14 to the Loan Agreement. Effective as of the Effective Date, a new Section 2.1.4 interest Rate Reduction is hereby added to the Loan Agreement to read in its entirety as follows:

          "2.1.4 Interest Rate Reduction. So long as no Default or Event of Default has occurred and is continuing, in the event that Borrower achieves after the effective date of the Second Amendment the Rate Reduction Performance Factor defined below, effective upon receipt and review by Agent of information and materials furnished by Borrower pursuant to
     Section 8.1.3 of this Agreement demonstrating compliance with the Rate Reduction Performance Factor defined below, the relevant Applicable Annual Rate then in effect as to all outstanding Loans shall be reduced by one-quarter of one percent (0.25%); provided, however, that as to Eurodollar Loans, the reduction in the relevant Applicable Annual Rate shall be effective only for Eurodollar Loans requested after the date on which Agent has received and reviewed information and materials supplied by Borrower demonstrating compliance with the Rate Reduction Performance Factor set forth below. For the purposes of this Agreement, the `Rate Reduction Performance Factor' means that Borrower is able to establish pursuant to information and materials in form and substance satisfactory to Agent furnished in connection with Section 8.1.3 of this Agreement that the Fixed Charge Ratio for the twelve calendar month period ending on the last day of each calendar month during any fiscal quarter of Borrower is greater than 1.25 to 1.00. If the Fixed Charge Ratio for the twelve calendar month period ending on the last day of any month is thereafter equal to or less than 1.25 to 1.00, the relevant Applicable Annual Rate then in effect as to all outstanding Loans shall be increased by one-quarter of one percent (0.25%); provided, however, that Borrower shall again be able to achieve a one-quarter of one percent (0.25%) reduction in the Applicable Annual Rate if it thereafter again achieves the above-described Rate Reduction Performance Factor and no Default or Event of Default has occurred and is continuing. It is the intent of the parties that the achievement and elimination of this one-quarter of one percent (0.25%) reduction in the Applicable Annual Rate can continue to occur periodically during the term of this Agreement. However, the Applicable Annual Rate may not be reduced more than one-quarter of one percent (0.25%) pursuant to the provisions of this Section 2.1.4."

     2.03 Amendment to Section 4.1 of the Loan Agreement. Effective as of the Effective Date, Section 4.1 of the Loan Agreement is hereby amended by deleting therefrom the reference to the date "June 14, 2003" and substituting therefor the date "June 30, 2005".

     2.04 Amendment to Section 4.2.3 of the Loan Agreement. Effective as of the Effective Date, Section 4.2.3 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

          "4.2.3 Termination Charges. On the effective date of termination of this Agreement for any reason, Borrower shall pay to Agent, for the account of Lenders (in addition to the then outstanding principal, accrued interest and other charges owing under the terms of this Agreement and any of the other Loan Documents), as liquidated damages for the loss of the bargain and not as a penalty, an amount equal to (i) one percent (1.00%) of the Total Credit Facility if termination occurs on or prior to June 30, 2003,
     (ii) three-quarters of one percent (0.75%) of the Total Credit Facility if termination occurs after June 30, 2003, but on or before June 30, 2004, and
     (iii) one-half of one percent (0.50%) if termination occurs after June 30, 2004, but on or prior to June 30, 2005. Notwithstanding the foregoing, if termination occurs after June 30, 2005, no termination charge shall be payable."

     2.05 Amendment to Section 8.2.3 of the Loan Agreement. Effective as of the Effective Date, clause (ix) of Section 8.2.3 of the Loan Agreement is hereby amended and restated to read as follows:

          "(ix) contingent obligations under any guarantee (a) by Borrower or its Subsidiaries of any of the obligations of any other Subsidiary as lessee under any lease which is otherwise permitted under this Agreement, and (b) by Petrocon as to Indebtedness incurred by PEI Investments in connection with improvements and repairs to the building located at 3155 Executive Boulevard, Beaumont, Texas, provided that the amount of such Indebtedness does not exceed $50,000;".

     2.06 Amendment to Section 8.3.1 of the Loan Agreement. Effective as of the Effective Date, Section 8.3.1 of the Loan Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

          "8.3.1 Fixed Charge Ratio. Maintain, on a Consolidated Basis, as of the last day of each calendar month set forth below, for the twelve (12) calendar month period ending on such date, a Fixed Charge Ratio equal to or greater than the ratio set forth below for the period corresponding thereto:

                  Period                                Ratio
                  ------                                -----
     June 30, 2002--December 31, 2002                1.10 to 1.00
     January 31, 2003 and thereafter                 1.15 to 1.00

     2.07 Amendment to Section 8.3.2 of the Loan Agreement. Effective as of the Effective Date, Section 8.3.2 of the Loan Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

          "8.3.2 Ratio of Senior Debt and Equus Term Note to EBITDA. Maintain, on a Consolidated basis, as of the end of each calendar month set forth below, a ratio of (i) the sum of (a) Borrower's Senior Debt on such date (provided, however, that in this calculation of the Senior Debt of Borrower, the unpaid amount of the Revolving Credit Loans on such date shall be deemed to be the Average Monthly Revolving Credit Loan Balance for such month) and (b) the unpaid principal amount of the Equus Term Note on such date, to (ii) Borrower's EBITDA for the twelve- (12) calendar month period ending on such date, equal to or less than the ratio set forth below for the period corresponding thereto:

                  Period                                Ratio
                  ------                                -----
     June 30, 2002--August 31, 2002                  3.00 to 1.00
     September 30, 2002-- November 30, 2002          2.75 to 1.00
     December 31, 2002 and thereafter                2.50 to 1.00"


     2.08 Amendment to Appendix A of the Loan Agreement; Amendment of Definition of "Borrowing Base". Effective as of the Effective Date, the definition of `Borrowing Base" contained in Appendix A of the Loan Agreement is amended by deleting each reference therein to the phrase "eighty-five percent (85%)" and substituting therefor the phrase `ninety percent (90%)".

     2.09 Amendment to Appendix A of the Loan Agreement; Amendment of Definition of "EBITDA". Effective as of the Effective Date, the definition of "EBITDA" contained in Appendix A of the Loan Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

          "EBITDA - for any fiscal period of Borrower, means an amount equal to
     (a) the sum of (i) Adjusted Net Earnings From Operations for such period, plus (ii) Interest Expense for such period, plus (iii) income tax expense for such period, plus, (iv) depreciation and amortization for such period. For purposes of the calculation of any of the financial covenants set forth in Section 8.3 of this Agreement for which EBITDA is relevant (but only for such purposes), (x) all non-cash expenses of Borrower during the period covered by such financial covenant shall be added back to the calculation of EBITDA for such period, but will be subtracted during the period in which actually paid and (y) all merger-related costs incurred in connection with the IDSC Merger shall be added back to the calculation of EBITDA for the period such merger-related costs were actually expensed."

     2.10 Amendment to Appendix A of the Loan Agreement; Amendment of Definition of "Eligible Account". Effective as of the Effective Date, the definition of "Eligible Account" contained in Appendix A of the Loan Agreement is hereby amended as follows:

          (a) Clause (viii) of such definition is amended and restated to read in its entirety as follows:

               "(viii) it arises from a sale to an Account Debtor with its principal office, assets or place of business outside the United States, unless the sale (a) is backed by an irrevocable letter of credit issued or confirmed by Bank and is in form and substance acceptable to Agent, payable in the full amount of the Account and/or Performance Account in freely convertible Dollars at a place of payment within the United States or (b) is covered by foreign credit insurance in form and substance acceptable to Agent; provided, however, that during the period beginning with the effective date of the Second Amendment and continuing for one hundred eighty (180) days thereafter (but only during such 180 day period), an Account or Performance Account arising from a sale to an Account Debtor with its principal office, assets or place of business outside the United States which otherwise would be an Eligible Account except for the preceding provisions of this clause (viii), shall not be excluded as an Eligible Account solely because it is not backed by such an irrevocable letter of credit or covered by such foreign credit insurance; however, this proviso shall not apply with respect to any such Account or Performance Account to the extent the total unpaid amount of all such Accounts and Performance Accounts exceed $500,000 at any time during this 180 day period, to the extent of such excess;".

               (b) Clause (xviii) of such definition is amended by deleting therefrom the dollar amount "$2,352,941" and substituting therefor the dollar amount "$3,333,333."

     2.11 Amendment to Appendix A of the Loan Agreement; Addition of Definition of "Second Amendment". Effective as of the Effective Date, a new definition, "Second Amendment", is hereby added to Appendix A of the Loan Agreement, such new definition to read in its entirety as follows:

          "Second Amendment -- that certain Second Amendment to Second Amended and Restated Loan and Security Agreement and Amendment to Other Loan Documents executed by Borrower, Agent and Lenders."

     2.12 References to Industrial Data Systems Corporation in Loan Documents. Effective as of the Effective Date, all references in each Loan Document to "Industrial Data Systems Corporation" or "IDSC" shall be deemed to be references to "ENGlobal Corporation" in order to reflect that Industrial Data Systems Corporation, a Nevada corporation, has changed its name to ENGlobal Corporation.

     2.13 Amendment Fee. Borrowers hereby agree to pay Agent, for the benefit of Lender, in immediately available funds, a $35,000 amendment fee, which fee shall be deemed fully earned and non-refundable, and shall be due and payable as of the date of execution of this Amendment by Borrowers.

                                   ARTICLE III
                              Conditions Precedent

     3.01 Conditions to Effectiveness. Notwithstanding anything herein to the contrary, the effectiveness of this Agreement is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by Agent and Lender:

          (a) Agent shall have received, in form and substance satisfactory to Agent, (i) this Agreement, duly executed by Borrowers, (ii) the Consent, Ratification and Release attached hereto, duly executed by each Guarantor,
     (iii) a consent to this Amendment, duly executed by each holder of Subordinated Debt, and (iv) such additional documents, instruments and information as Agent or its legal counsel, Patton Boggs LLP, may request.

          (b) All corporate proceedings taken in connection with the transactions contemplated by this Agreement and the agreements described in clause (a) above and all documents, instruments and other legal matters incident thereto shall be satisfactory to Agent and its legal counsel, Patton Boggs LLP.

          (c) Agent shall have received payment, in immediately available funds, of the $35,000 amendment fee provided for in Section 2.12 of this Agreement.

                                   ARTICLE IV
                                    No Waiver

     4.01 Nothing contained herein shall be construed as a waiver by Agent or Lender of any covenant or provision of the Loan Agreement, the other Loan Documents, this Agreement, or of any other contract or instrument between Borrowers and Agent and/or Lender, and Agent and/or Lender's failure at any time or times hereafter to require strict performance by Borrowers of any provision thereof shall not waive, affect or diminish any right of Agent and/or Lender to thereafter demand strict compliance therewith. Agent and Lender hereby reserve all rights granted under the Loan Agreement, the other Loan Documents, this Agreement and any other contract or instrument between Borrowers, Agent and/or Lender.

                                    ARTICLE V
                  Ratifications, Representations and Warranties

     5.01 Ratifications. The terms and provisions set forth in this Agreement shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and the other Loan Documents, and except as expressly modified and superseded by this Agreement, the terms and provisions of the Loan Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrowers, Agent and Lender agree that the Loan Agreement and the other Loan Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

     5.02 Representations and Warranties. Borrowers hereby represent and warrant to Agent and

Lender that (a) the execution, delivery and performance of this Agreement and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrowers and will not violate the Articles of Incorporation or Bylaws of Borrowers; (b) the representations and warranties contained in the Loan Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date; (c) no Event of Default or Default under the Loan Agreement has occurred and is continuing, unless such Event of Default or Default has been specifically waived in writing by Agent and Lender;
(d) Borrowers are in full compliance with all covenants and agreements contained in the Loan Agreement and the other Loan Documents, as amended hereby; and (e) Borrowers have not amended their Articles of Incorporation or Bylaws since the date of the original, unamended Loan Agreement.

                                   ARTICLE VI
                            Miscellaneous Provisions

     6.01 Survival of Representations and Warranties. All representations and warranties made in the Loan Agreement or any other Loan Document, including, without limitation, any document furnished in connection with this Agreement, shall survive the execution and delivery of this Agreement and the other Loan Documents, and no investigation by Agent or Lender or any closing shall affect the representations and warranties or the right of Agent or Lender to rely upon them.

     6.02 Reference to Loan Agreement. Each of the Loan Documents, including the Loan Agreement and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement, as amended hereby, are hereby amended so that any reference in such Loan Documents to the Loan Agreement shall mean a reference to the Loan Agreement, as amended hereby.

     6.03 Expenses of Agent and Lender. As provided in the Loan Agreement, Borrowers agree to pay on demand all costs and expenses incurred by Agent and Lender in connection with the preparation, negotiation and execution of this Agreement and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Agent's and Lender's legal counsel, and all costs and expenses incurred by Agent and/or Lender in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any other Loan Documents, including, without limitation, the costs and fees of Agent's and Lender's legal counsel.

     6.04 Severability. Any provision of this Agreement held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Agreement and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     6.05 Successors and Assigns. This Agreement is binding upon and shall inure to the benefit of Agent, Lender and Borrowers and their respective successors and assigns, except

Borrowers may not assign or transfer any of their rights or obligations hereunder without the prior written consent of Lender.

     6.06 Counterparts. This Agreement may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

     6.07 Effect of Waiver. No consent or waiver, express or implied, by Agent or Lender to or for any breach of or deviation from any covenant or condition by Borrowers shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

     6.08 Headings. The headings, captions, and arrangements used in this Agreement are or convenience only and shall not affect the interpretation of this Agreement.

     6.09 Applicable Law. THIS AGREEMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

     6.10 Final Agreement. THE LOAN DOCUMENTS, AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AGREEMENT IS EXECUTED. THE LOAN DOCUMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AGREEMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY BORROWERS, AGENT AND LENDER.

     6.11 Release. EACH BORROWER HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE "OBLIGATIONS" OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM AGENT AND/OR LENDER. EACH BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES AGENT AND LENDER, THEIR RESPECTIVE PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AGREEMENT IS EXECUTED, WHICH

SUCH BORROWER MAY NOW OR HEREAFFER HAVE AGAINST AGENT AND/OR LENDER, THEIR RESPECTIVE PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY "LOANS", INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER AGREEMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AGREEMENT.

              [The Remainder of this Page intentionally Left Blank]

ACCEPTED as of the date first written above.

                                   BORROWERS:

                                   IDS ENGINEERING, INC.

                                   By:    /s/ Robert W. Raiford
                                       -------------------------------
                                   Name:  Robert W. Raiford
                                          Title: CFO

                                   THERMAIRE, INC.


                                   By:    /s/ Robert W. Raiford
                                       -------------------------------
                                   Name:  Robert W. Raiford
                                   Title: CFO

                                   CONSTANT POWER MANUFACTURING, INC.


                                   By:    /s/ Robert W. Raiford
                                       -------------------------------
                                   Name:  Robert W. Raiford
                                   Title: CFO

                                   INDUSTRIAL DATA SYSTEMS, INC.


                                   By:    /s/ Robert W. Raiford
                                       -------------------------------
                                   Name:  Robert W. Raiford
                                   Title: CFO

                                   IDS ENGINEERING MANAGEMENT, LC


                                   By:    /s/ Robert W. Raiford
                                       -------------------------------
                                   Name:  Robert W. Raiford
                                   Title: CFO

                                   PETROCON ENGINEERING, INC.


                                   By:    /s/ Robert W. Raiford
                                       -------------------------------
                                   Name:  Robert W. Raiford
                                   Title: CFO

                                   TRIANGLE ENGINEERS AND CONSTRUCTORS, INC.


                                   By:    /s/ Robert W. Raiford
                                       -------------------------------
                                   Name:  Robert W. Raiford
                                   Title: CFO

                                   PETROCON SYSTEMS, INC.


                                   By:    /s/ Robert W. Raiford
                                       -------------------------------
                                   Name:  Robert W. Raiford
                                   Title: CFO

                                   PETROCON ENGINEERING OF LOUISIANA, INC.


                                   By:    /s/ Robert W. Raiford
                                       -------------------------------
                                   Name:  Robert W. Raiford
                                   Title: CFO

                                   R.P.M. ENGINEERING, INC.


                                   By:    /s/ Robert W. Raiford
                                       -------------------------------
                                   Name:  Robert W. Raiford
                                   Title: CFO

                                   PETROCON CONSTRUCTION RESOURCES, INC.


                                   By:    /s/ Robert W. Raiford
                                       -------------------------------
                                   Name:  Robert W. Raiford
                                   Title: CFO

                                   PETROCON TECHNOLOGIES, INC.


                                   By:    /s/ Robert W. Raiford
                                       -------------------------------
                                   Name:  Robert W. Raiford
                                   Title: CFO

                                   ALLIANCE ENGINEERING ASSOCIATES, INC.


                                   By:    /s/ Robert W. Raiford
                                       -------------------------------
                                   Name:  Robert W. Raiford
                                   Title: CFO

                                   Accepted in Dallas, Dallas County, Texas:

                                   AGENT:

                                   FLEET CAPITAL CORPORATION


                                   By:    /s/ Dan Hughes
                                       -------------------------------
                                   Name:  Dan A. Hughes
                                   Title: Vice President

                                   LENDERS:

                                   FLEET CAPITAL CORPORATION


                                   By:    /s/ Dan Hughes
                                       -------------------------------
                                   Name:  Dan A. Hughes
                                   Title: Vice President

                       CONSENT, RATIFICATION AND RELEASE

     Each of the undersigned hereby consents to the terms of the within and foregoing Agreement, confirms and ratifies the terms of its guaranty agreement relating to the Obligations and of each collateral document it has executed in connection with the Obligations (collectively, the "Documents"), and acknowledges that the Documents to which it is a party are in full force and effect and ratifies the same, that it has no defense, counterclaim, set-off or any other claim to diminish its liability under such Documents, that its consent is not required to the effectiveness of the within and foregoing Agreement, and that no consent by it is required for the effectiveness of any future amendment, modification, forbearance or other action with respect to the Loans, the Collateral, or any of the other Loan Documents. EACH OF THE UNDERSIGNED HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES EACH OF AGENT AND EACH LENDER, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AGREEMENT IS EXECUTED, WHICH THE UNDERSIGNED MAY NOW OR HEREAFTER HAVE AGAINST AGENT OR ANY LENDER, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY "LOANS", INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AGREEMENT.

                                       ENGLOBAL CORPORATION, formerly known as
                                       INDUSTRIAL DATA SYSTEMS CORPORATION

                                       By:   /s/ William A. Coskey
                                           -------------------------------------
                                             Name:    William A. Coskey
                                             Title:   President

                                                    IDS ENGINEERING, INC.

                                       By:  /s/ Robert W. Raiford
                                           -------------------------------------
                                             Name:    Robert W. Raiford
                                             Title: CFO

                                       THERMAIRE, INC.


                                       By:  /s/ Robert W. Raiford
                                           -------------------------------------
                                       Name:  Robert W. Raiford
                                       Title:  CFO

                                       CONSTANT POWER MANUFACTURING, INC.


                                       By:  /s/ Robert W. Raiford
                                           -------------------------------------
                                       Name:  Robert W. Raiford
                                       Title:  CFO

                                       INDUSTRIAL DATA SYSTEMS, INC.


                                       By:  /s/ Robert W. Raiford
                                           -------------------------------------
                                       Name:  Robert W. Raiford
                                       Title:  CFO

                                       IDS ENGINEERING MANAGEMENT, LC


                                       By:  /s/ Robert W. Raiford
                                           -------------------------------------
                                       Name:  Robert W. Raiford
                                       Title:  CFO